UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 November 6, 2002
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

ITEM 9.  Regulation FD
Investor Presentation

Mid-America Apartment Communities, Inc.

Investor Update
November, 2002

Creating Great Places to Live

Mid-America Apartment Communities

[Map highlights market presence in the following states]

Ohio
Virginia
Kentucky
North Carolina
Tennessee
Arkansas
South Carolina
Georgia
Alabama
Mississippi
Texas
Florida

Solid Diversification In The Stable and Growing Southeast Region

                                                               At September 30, 2002
                            ---------------------------------------------------------------------------------------------
                                   Number                Portfolio                  MAA                 Avg. Rental
                                  of Units             Concentration             Occupancy             Rate Per Unit
                            ----------------------  ---------------------   ---------------------   ---------------------
Tennessee                                   7,002           21%                     93%                     $623
Florida                                     6,484           20%                     95%                     $711
Georgia                                     6,499           20%                     94%                     $694
Texas                                       4,312           13%                     92%                     $671
South Carolina                              2,276            7%                     94%                     $596
Mississippi                                 1,673            5%                     96%                     $582
Kentucky                                    1,548            5%                     94%                     $683
Alabama                                       952            3%                     94%                     $648
Arkansas                                      808            2%                     97%                     $610
North Carolina                                738            2%                     91%                     $570
Ohio                                          414            1%                     89%                     $706
Virginia                                      296            1%                     97%                     $695
                            ----------------------  ---------------------   ---------------------   ---------------------
Total                                      33,002           100%                    94%                     $660

Excludes 921 new units in lease-up (all located in TN) 85% leased as of September 30, 2002.

Southeast and South Central US Focus...
Growth Markets, Lower Volatility

[X]  Southeast markets are positioned for long term growth
     >>   higher job growth and household formations
     >>   positive immigration trends.

[X]  Geographic and market diversity creates stable revenues
     >>   large metro cities
     >>   middle tier markets
     >>   smaller tertiary markets
     >>   41 different markets across the southeast, south central US.

[X] Superior locations, moderate priced product serving largest market segment, generates long term & steady growing value.

Southeast and South Central US Focus...
Growth Markets, Lower Volatility

[X]  Strong regional focused operation
     >>   in-depth market knowledge
     >>   operating economies
     >>   "hands on" attention to properties.

[X] Unlike most apartment REITS, no current development exposure...in position to capture increasing market opportunities.

[X] MAA's earnings projections and results more recession resistant. Since Q4 2001:
     >>   All apartment REITs adjust 2002 estimates down by 9%
     >>   MAA adjusts down by 3%.

New Supply Levels Trending Down

Expected Apartment Construction Completions For Major MAA Markets REIS, Inc.

                      MAA             2001 Units          2002 Units            Change           2003 Units to          Change
                 Concentration         Delivered           Delivered          2002 - 2001        be Delivered         2003 - 2002
               ------------------  ------------------  ------------------  ------------------  ------------------  -----------------
Memphis                    13.5%               3,093               1,461              -52.8%                 791              -45.9%
Jacksonville                8.6%               1,347               1,300               -3.5%               2,156               65.8%
Atlanta                     6.4%               8,774               7,126              -18.8%               5,071              -28.8%
Dallas                      6.2%               4,611               3,990              -13.5%               2,715              -32.0%
Austin                      3.8%               7,497               3,914              -47.8%               2,138              -45.4%
Houston                     3.0%               4,412               3,701              -16.1%               3,212              -13.2%
Nashville                   2.9%               1,039               1,134                9.1%                 944              -16.8%
Cincinnati                  1.3%               1,920               1,591              -17.1%               1,452               -8.7%
                                   ------------------  ------------------  ------------------  ------------------  -----------------
Totals                                        32,693              24,217              -25.9%              18,479              -23.7%

Forward Supply/Demand Index for the Apartment Sector, Ranking of the Top 54 Largest Markets in the US (per CSFB Apartment Sector Review, October 2002):

         #1 Nashville               #10 Austin
         #2 Memphis                 #21 Tampa
         #3 Raleigh, Cary           #44 Jacksonville
         #5 Dallas/Ft. Worth        #45 Houston
         #8 Atlanta                 #51 Orlando

Strong Property Management Team

[X]  25 years of experience in all phases of the real estate cycle.

[X] Strong emphasis on training, property maintenance and capital improvement with extensive support & monitoring.

[X]  Long record of success in creating value
     >>   Capital improvements
     >>   Effective leasing and occupancy management
     >>   Aggressive utility billing initiatives
     >>   Ancillary income programs
     >>   Creative operating efficiencies.

[X] MAA properties consistently outperform market occupancy levels and rent growth.

High Quality Assets Protect Share Value

[X]  Among the newest portfolios of all apartment REITs (~12 years).

[X]  $300mm of new communities added in the last 4 years.

[X]  Portfolio continuously improved with steady capital infusion.

[X] Sold $110mm of properties over the last 3 years; average age of 20 years at very attractive prices.

[X]  Solid rental product appealing to the largest segment of the renter market.

Conservative Financing Policy

[X] Refinancing of $184 million of debt maturities through 2003 has been arranged through Fannie Mae:
     >>   Fannie Mae credit facility increased from $300 million to $550 million
     >>   Asset underwriting in process
     >> The interest rate on 95% of these refinancings has been preset through forward swaps, locking rates at 0.6% below existing rates.

[X]  At June 30th, 87% of debt was fixed rate.

[X]  Fixed interest maturities are laddered over 10 years.

Current Situation & Outlook

[X]  $2.34/year dividend, 9.6% yield at $24.50.

[X] Tough operating environment expected until latter part of 2003; long-term very good.

[X]  Capacity to purchase improving; very active in the acquisition market.

[X]  Remaining very disciplined with capital deployment.

[X]  Dividend coverage solid and improving.

Current Market Pricing of MAA Offers
Discount to Underlying Value

                                               Current           Stabilized
 Current Property Value                       $1,383,040         $1,383,040
 NOI Stabilization Value                                             69,405
 New Development at Cost                         103,588            103,588
 Cash                                             21,544             21,544
 Other Assets (less goodwill)                     34,094             34,094
 Value of Below Market Cost Financing             21,555             21,555
 Debt and Other Liabilities                     (827,703)          (827,703)
 Preferred Stock                                (173,500)          (173,500)

 Net Asset Value                              $  562,618         $  632,023
 Common Equity Shares/Units                       20,690             20,690

 Net Asset Value Per Share                    $    27.19         $    30.55

Based on 8.6% cap rate - equal to the average pricing achieved on property sold over the last 3 years

MAA Sells at a Discount to Value

[X]  Free Cash Flow covers dividend by $800 thousand (4 cents/share).

[X] However, Funds Available for Distribution (FAD) short of dividend coverage by 19 cents/share ($3.8 million).

[X] Active plans in place to increase FFO earnings and strengthen dividend coverage
     >>   High  quality  assets,  well  maintained  and in  strong  position  to increase earnings as the economy recovers and interest rate environment changes
     >>   New development pipeline becoming increasingly fully productive
     >>   New acquisition initiative with Crow Holdings in place.

Strategy

[X]  Operate well what we have...protect value.

[X]  Strengthen dividend coverage through earnings growth
     >>   improve same store market conditions
     >>   lease-up opportunity from recently completed development.

[X]  Execute new acquisition JV initiative
     >>   provides additional earnings potential
     >>   platform to recycle capital.

[X]  Continue to increase portfolio diversification
     >>   allocate more capital to vibrant rent growth markets
     >>   build operating mass in these select markets.

Increased Earnings Potential -
New Development

Reserve at Dexter Lake
Memphis, TN
740 units

Reserve at Dexter Lake
Memphis, TN
740 units

Increased Earnings Potential -
New Development

Grand Reserve
Lexington, KY
370 units

Kenwood Club
Katy, TX
320 units

Acquisition JV With Crow Holdings

[X]  $150mm acquisition capacity; $50mm equity

[X]  MAA 1/3 equity ($17mm); Crow 2/3 ($33mm)

[X] MAA providing acquisition, asset management, property management and financing structuring services
     >>   4.0% management fee

[X]  Pari-passu investment returns until hurdle achieved; 50/50 split thereafter

[X]  Joint governance; 50/50 representation

Preston Hills Acquisition

[X]  Opportunity
     >>   New development with troubled lease up; motivated seller.
     >>   High quality asset located in high growth market and sub-market.

[X]  Value Creation
     >>   Purchased at well below replacement cost.
     >>   In  need  of  "hands  on   operations"   to  provide   stronger   cash
          flows...lease expiration management, expense control.

Successful Record in Acquisition
and Redevelopment

St. Augustine at the Lake
Jacksonville, FL
400 Units
60% increase in value above gross book basis

Kirby Station
Memphis, TN
371 Units
20% increase in value above gross book basis

Strong Common Shareholder Returns

[Column chart graphs the data below]

Annualized 3-Year Returns (at September 30, 2002)
(with dividends reinvested)

MAA Since IPO           11.7%
MAA                     15.6%
MS REIT Index           13.7%
DJIA                    -8.2%
NASDAQ                 -24.5%

MAA Board of Directors

Insiders currently own 11.5% of MAA

H. Eric Bolton, Jr.        Chairman and CEO, Mid-America Apartments
Simon R.C. Wadsworth       Executive VP and CFO, Mid-America Apartments
Robert F. Fogelman         President, Fogelman Investment Company
John F. Flournoy           Chairman and CEO, Flournoy Development Co.
Alan B. Graf, Jr.          Executive VP and CFO, FedEx Corporation
John S. Grinalds           President, The Citadel
Ralph Horn                 Chairman, First Tennessee National Corp.
Michael S. Starnes         President, M.S. Carriers
George E. Cates            Founder, former Chairman of the Board MAA

MAA Investment Features

[X] Attractive, safe current dividend yield - 9.6% at $24.50 share price - with high return of capital component

[X]  Share price backed by solid asset value of $26.00 to $30.00 per share

[X] Over 30% of the common dividend is not currently taxable...return of capital...generating very attractive after tax return

[X] Growth plan in place to improve growth of FFO, value per share and dividend coverage

[X]  Stable history of 12% annual return to owners since IPO

Mid-America Apartment Communities

[X] Better performance thru the recession...award winning and very well maintained properties, in diversified markets, catering to moderate priced rental market.

[X]  Experienced management, strong independent Board of Directors.

[X]  Conservative strategy
     >>   No development
     >>   Sound debt strategy
     >>   Balance sheet matched to business risk.

[X] Solid dividend return and strengthening coverage; positioned to generate improved earnings growth.

[X]  Current market pricing offers meaningful discount to underlying value.

Mid-America Apartment Communities

www.maac.net

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  November 6, 2002     /s/Simon R.C. Wadsworth
                            Simon R.C. Wadsworth
                            Executive Vice President and Chief Financial Officer
                            (Principal Financial and Accounting Officer)